Exhibit 10.1

PROSPECT GLOBAL RESOURCES INC.

SERIES A WARRANT EXERCISE AGREEMENT

(this “Agreement”)

February 11, 2014

Prospect Global Resources Inc. (the “Company”) and the undersigned holder (the “Holder”) of Series A Warrants issued in the Company’s June 26, 2013 public offering (the “Warrants”) hereby agree that the Holder will exercise all of its Warrants (the “Exercise”) at an Exercise Price (as defined in the Warrants) of $           per share on the terms and conditions set forth herein.

In exchange for the reduction of the Exercise Price the Holder agrees to exercise the Warrants immediately by submitting to the Company the attached Notice of Exercise completed and signed and wiring the aggregate Exercise Price to the Company as instructed by the Company.  In addition, the Holder will Exercise its Warrants in full and waive with respect to the Exercise the right to pay the Exercise Price by way of a “cashless” exercise pursuant to Section 2(c) of the Warrants to the extend applicable to the Exercise.

This Agreement relates solely to the Warrants and not to any other Series A Warrants held by the Holder.  This Agreement represents the entire understanding and agreement of the parties with respect to the Exercise of the Warrants and supersedes any prior discussions between the parties with respect to any transaction involving the Warrants.  Each of the parties hereto shall from time to time execute and deliver all such further documents and do all such further acts and things as the party may reasonably require to effectively carry out or better evidence or perfect the full intent and meaning of this Agreement.

Prospect Global Resources Inc.

By:
Damon Barber
President and Chief Executive Officer

Name of Holder:

Signature of Authorized Signatory of Holder:

Name of Authorized Signatory:

Title of Authorized Signatory:

NOTICE OF EXERCISE

To:     Prospect Global Resources Inc.

(1) The undersigned hereby elects to purchase                      Warrant Shares of the Company pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2) Payment shall take the form of (check applicable box):

☐ in lawful money of the United States; or

☐ [if permitted] the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in subsection 2(c), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in subsection 2(c).

(3) Please issue a certificate or certificates representing said Warrant Shares in the name of the undersigned or in such other name as is specified below:

The Warrant Shares shall be delivered to the following DWAC Account Number or by physical delivery of a certificate to:

[SIGNATURE OF HOLDER]

Name of Investing Entity:

Signature of Authorized Signatory of Investing Entity:

Name of Authorized Signatory:

Title of Authorized Signatory:

Date:

2